SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 10, 1999




                          YONKERS FINANCIAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



      DELAWARE                      0-277716                     13-3870836
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)            (IRS Employer
of incorporation)                                            Identification No.)



 ONE MANOR HOUSE SQUARE, YONKERS, NEW YORK                              10701
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (914) 968-4500



                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

      On May 10, 1999, the Registrant issued the attached press release announcing the opening of an in-store branch and the consolidation of its lending operations.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Exhibits

            99. Press release, dated May 10, 1999.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          YONKERS FINANCIAL CORPORATION




Date: May 12, 1999                        By: /s/ Richard F. Komosinski
                                              --------------------------------
                                              Richard F. Komosinski, President



















                                        3